                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                                  March 9, 2001

                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation

        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware

                     ------------------------------------
                 (State or other jurisdiction of incorporation)



         0-27186                                  94-2787342
------------------------                ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)


   2755 Campus Drive, Suite 200, San Mateo, CA                  94403
--------------------------------------------------------------------------------
    (address of principal executive offices)                  (Zip Code)

                                 (650) 349-0800

              ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 9, 2001, Raytel Medical Corporation completed the sale of its wholly-owned subsidiary, The Heart Institute of Port St. Lucie, Inc., to a new company organized by physicians practicing at the clinic, including David Wertheimer, M.D., who had served as president of the subsidiary as well as an officer of Raytel and a member of Raytel's Board of Directors. A copy of the press release announcing the terms of the transaction is attached as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:


Exhibit No.        Description

-----------        -----------
99.1               Press Release dated March 9, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAYTEL MEDICAL CORPORATION

Date:  March 23, 2001                 By: /s/ John F. Lawler, Jr.
                                          --------------------------------------
                                          John F. Lawler, Jr.
                                          Chief Financial Officer (duly a
                                          authorized officer and principal
                                          financial officer)

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Press Release dated March 9, 2001